                                                                    EXHIBIT 10.8


                                    AGREEMENT

       THIS AGREEMENT, is made and entered into this 30th day of June, 1997, by and between WACKENHUT CORRECTIONS CORPORATION (hereinafter referred to as "WCC") and U.S. TECHNOLOGIES INC. (hereinafter referred to as "USXX").

       WHEREAS, USXX, through its wholly-owned subsidiary LTI, is an industry partner with WCC under a 1979 federal government program known as the Prison Industrial Enhancement program, or PIE; and

       WHEREAS, the only present location that USXX and WCC are industry partners is in the Lockhart Work Program Facility located in Lockhart, Texas, a facility managed by WCC; and

       WHEREAS, it is the intent of the parties to expand their industry partner relationship in other facilities and in other states, on the terms and conditions set forth herein.

       NOW, THEREFORE, in consideration of the mutual promises, terms, covenants and conditions set forth herein, and the performance of each, the parties hereto intending to be legally bound hereby, agree as follows:

       1. That USXX and WCC will enter into this Agreement for one (1) year, effective the above date, said one year term automatically renewable year to year thereafter, unless canceled in writing by either party within 90 days prior to its anniversary date.

       2. That USXX agrees during the contract period of time not to operate in any other prison programs, including but not limited to the PIE program, with any other companies except WCC.

       3. That WCC agrees during the contract period of time to allow USXX to operate as its industry partner (under the PIE program or otherwise) in any prison facility managed by WCC.

       4. That WCC agrees during this period of time to determine what products they are purchasing outside of WCC for use inside WCC facilities and locations. WCC may, to the extent possible, purchase said products from USXX. USXX must be able to match the existing terms, quality, and shipping schedules of WCC's current suppliers with regard to those products.

       5. Both WCC and USXX acknowledge they will derive a joint benefit from this arrangement, and agree it is in the best interest of the PIE program.

       6. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed to have been delivered on the date personally delivered or on the date deposited in a receptacle maintained by the United States Postal Service for such purpose, postage prepaid, by certified mail, return receipt requested, addressed to the respective parties as follows:

              If to WCC:           Patricia McNair Persante
                                   Senior Vice President, Contract Compliances
                                   Wackenhut Corrections Corporation
                                   4200 Wackenhut Drive
                                   Suite 100
                                   Palm Beach Garden, Florida 33410

              If to USXX:          K.H. Smith
                                   President/CEO
                                   U.S. Technologies Inc.
                                   One Buckhead Plaza
                                   3060 Peachtree Road, N.W.
                                   Suite 1890
                                   Atlanta, Georgia 30305


       7. This Agreement shall be binding and effective upon the parties hereto and their successors and permitted assigns, provided, however, that the parties should not assign this Agreement without the written consent of each other.

       8. This Agreement in all respects shall be construed according to the laws of the State of Florida.

       9. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

       10. This instrument contains the entire Agreement of the parties and all prior representations, understanding and agreements, either oral or in writing, between the parties hereto with respect to the subject matter and all such prior or contemporaneous representations, understandings and agreements, both oral and written, are hereby terminated. This Agreement may not be modified, altered or amended except by written agreement of the parties.

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written effective as of the effective date.

                                   U.S. TECHNOLOGIES INC.



                                   By: /s/ K.H. Smith
                                      ------------------------------------------
                                           K.H. Smith
                                           President and CEO




                                   WACKENHUT CORRECTIONS CORPORATION

                                   By: /s/ Patricia McNair Persante
                                      ------------------------------------------
                                            Patricia McNair Persante
                                            Senior Vice President, Contracts